SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Global Growth VIP
Class B
On or about October 1, 2017, the following changes are effective:
Deutsche Global Growth VIP will be renamed Deutsche International Growth VIP. All references in the prospectus to Deutsche Global Growth VIP will be replaced with Deutsche International Growth VIP.
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus:
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.62
Distribution/service (12b-1) fees	0.25
Other expenses	0.81
Total annual fund operating expenses	1.68
Fee waiver/expense reimbursement	0.62
Total annual fund operating expenses after fee waiver/expense reimbursement	1.06
1 “Management fee” is restated to reflect the fund’s new management fee rate effective October 1, 2017.
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 1.06% for Class B shares. The waiver may be changed or terminated at any time without notice.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$108	$469	$854	$1,935

The following information replaces the existing disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section and the “FUND DETAILS” section of the fund’s prospectus.
Main Investments. The fund invests primarily in foreign equities (equities issued by foreign based companies and listed on foreign exchanges) and may invest in companies of any size and from any country, including countries with emerging economies. The fund’s equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.
The fund will generally invest less than 20% of its assets in US equities.
The following disclosure is added under the “PAST PERFORMANCE” section of the summary section of the fund's prospectus:
Effective on or about October 1, 2017, the comparative broad-based index will change from the MSCI World Index to the MSCI All Country World Index ex USA. The Advisor believes that the MSCI All Country World Index ex USA is more suitable for performance comparison given the fund’s investment change.
The following information replaces the existing similar disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
July 20, 2017
PROSTKR-929

The Advisor has contractually agreed effective October 1, 2017 through September 30, 2018 to waive its fees and/or reimburse fund expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 1.06% for Class B shares. The waiver may be changed or terminated at any time without notice.
The following information is added to the existing disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
Effective October 1, 2017, the fund pays the Advisor a management fee, calculated daily and paid monthly, at the annual rate of 0.62% of the fund’s average daily net assets.
The following replaces similar disclosure under the “HYPOTHETICAL EXPENSE SUMMARY” heading of the “APPENDIX” section of the fund’s prospectus:
Deutsche International Growth VIP — Class B
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.06%	3.94%	$10,394.00	$108.09
2	10.25%	1.68%	7.39%	$10,739.08	$177.52
3	15.76%	1.68%	10.96%	$11,095.62	$183.41
4	21.55%	1.68%	14.64%	$11,463.99	$189.50
5	27.63%	1.68%	18.45%	$11,844.60	$195.79
6	34.01%	1.68%	22.38%	$12,237.84	$202.29
7	40.71%	1.68%	26.44%	$12,644.13	$209.01
8	47.75%	1.68%	30.64%	$13,063.92	$215.95
9	55.13%	1.68%	34.98%	$13,497.64	$223.12
10	62.89%	1.68%	39.46%	$13,945.76	$230.52
Total					$1,935.20
The following disclosure is added under the “ADDITIONAL INDEX INFORMATION” heading of the “APPENDIX” section of the fund’s prospectus.
MSCI All Country World Index ex USA captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets countries. With 1,866 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.
Please Retain This Supplement for Future Reference
July 20, 2017
PROSTKR-929
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